[LOGO]                                                       Annual Report for
THE FIRST NAME IN MUTUAL FUNDS                                      Year Ended
                                                             December 31, 1995


MFS(R) TOTAL RETURN SERIES
A Series of MFS(R) Variable Insurance Trust

MFS(R) TOTAL RETURN SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST

TRUSTEES
A. Keith Brodkin*
Chairman and President

Nelson J. Darling, Jr.
Trustee, Eastern Enterprises
(diversified holding company)

William R. Gutow
Vice Chairman,
Capitol Entertainment
(Blockbuster Video Franchise)

PORTFOLIO MANAGER
David Calabro*
(Head of Portfolio Management Team)

TREASURER
W. Thomas London*

ASSISTANT TREASURER
James O. Yost*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116-3741

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

SHAREHOLDER SERVICE CENTER
MFS Service Center, Inc.
P.O. Box 1400
Boston, MA 02107-9906

For additional information, contact your financial adviser.

CUSTODIAN
Investors Bank & Trust Company

AUDITORS
Deloitte & Touche LLP


*Affiliated with the Investment Adviser

Dear Contract Owner:
An environment of declining interest rates and a favorable outlook for inflation helped establish a pattern of positive performance in both fixed-income and equity markets around the world during the past 12 months. Yields on many fixed-income securities continued to decline throughout the year, and as bond prices rose in response to these declines, all of the fixed-income investments in the Trust experienced positive total returns. At the same time, lower interest rates and strong corporate earnings reports through most of the year helped the prices of many stocks to rise over the period, producing strong returns. For the 12 months ended December 31, 1995, the U.S. stock market, as measured by the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock performance, returned +37.53%. All of the series in the Trust which invest in equity securities participated in this favorable performance and achieved positive total returns.

U.S. Outlook
Moderate but sustainable growth was the hallmark of the economic expansion's fifth year, although some signs of sluggishness were evident late in the year. Recent retail sales, for example, have been disappointing, in part because of rising levels of consumer debt. In addition, growth is not expected to get much help from the manufacturing sector as order flows from manufacturers have moderated. Export activity, meanwhile, is also expected to remain modest as continued weakness abroad limits demand for many U.S. goods. However, the Federal Reserve Board's consistent and, so far, successful efforts to fight inflation seem to be giving consumers and businesses enough longer-term confidence to help maintain modest growth in real (adjusted for inflation) gross domestic product into 1996.

Global Outlook
A pattern of slow to moderate growth and low and controlled inflation remains a dominant theme in major industrialized countries, including the United States. While the recent recovery of the dollar against the German mark and the Japanese yen has added some strength to the economies of Europe and Japan, the outlook is for sluggish economic growth, in the near term at least. And although moves by central banks in Germany and Japan to lower interest rates have helped stimulate domestic demand, many industrial companies in these countries are still struggling to compete in a global marketplace in which the prices of their products are less competitively priced. On the positive side, this does mean little to no inflationary pressure in these countries, and we believe that this, combined with further reductions in interest rates, could help provide a foundation for stronger economic growth in the long run. Also, we believe that many of the cost-cutting measures taken by companies in these countries over the past few years will ultimately provide earnings leverage when economic growth improves. Inflation in most overseas economies remains in a downward trend, providing fixed-income investors with opportunities for relatively attractive real rates of interest, possibly accompanied by moderate price appreciation. While the dollar continues to represent a sound store of long-term value, its relative strength in the near term is being restrained by the persistent U.S. current-account deficit.

Bond Markets
Given the recent signs of economic weakness, prospects for the Federal Reserve Board's further decreasing short-term interest rates are good. Long-term rates, meanwhile, moved noticeably downward in the latter months of 1995 in anticipation of more modest fourth-quarter growth with continued low inflation. While there were some increases in commodity prices early in the year, companies found it difficult to pass these on at the consumer level as they continue to fight for market share. Additionally, unit labor costs remain under control and seem to be growing at a pace that is near or below the ongoing inflation rate. Thus, with long-term U.S. government bonds yielding approximately 6% in an environment of 2% to 3% inflation, real rates of return in the fixed-income markets remain relatively attractive.

In world bond markets, slowing economic growth, low inflation, and declining official interest rates helped result in solid performance during the past 12 months. European governments are engaged in multi-year programs to reduce their budget deficits and debt levels. These programs are positive for bonds in that lower government spending tends to reduce inflationary pressures and lower issuance of government debt reduces supply pressures on the bond market. In the Japanese market, powerful deflationary forces have supported a drop in yields to historically low levels. We now feel this process may be drawing to an end, given a reversal of priorities at the central bank from fighting inflation, which is now non-existent, to offsetting the downward spiral of deflation. The high returns of the U.S. bond market, as measured by the Lehman Brothers Government Bond Index, have been echoed in other U.S. dollar-bloc markets, including Australia, New Zealand, and Canada, all of which saw positive performance over the past year according to Salomon Brothers. Currently, the Australian market offers significantly higher yields than the U.S. market, and, we believe, represents good value. As long as the outlook for U.S. bonds remains positive, these related markets could outperform the U.S. market.

Stock Markets
After some volatility late in the third quarter, the stock market continued to strengthen. Although many companies reported solid third-quarter results, there was some weakness in the earnings of retail, financial services and even some technology companies. However, a slowdown in earnings may be a positive development if it is an indication that the economy is not overheating and inflation is under control. While we see a deceleration of corporate earnings as the inevitable consequence of traditional business cycles, we remain encouraged by the high absolute level of profitability among U.S. companies. Also, many companies' increasing emphasis on cost containment and growing use of technology have helped keep them highly competitive and reasonably profitable. Looking ahead, we believe that a stabilizing interest rate environment, coupled with reasonable earnings reports, could justify current market valuations.

Comments from the head of the portfolio management team of this Series are presented on the following page. We appreciate your support and welcome any questions or comments you may have.

Respectfully,




/s/ A. Keith Brodkin                      /s/ David Calabro
----------------------                    -------------------
A. Keith Brodkin                          David Calabro
Chairman and President                    Head of the Portfolio Management Team


January 12, 1996

MFS(R) TOTAL RETURN SERIES

For the past twelve months, the Series provided a total return of +27.34%. This compares to a +24.61% return for the Lipper Balanced Fund Index.

We believe the current environment warrants a conservative investment posture. Economies in both the United States and Europe remain sluggish, and revenue growth for many major corporations has slowed. Earnings growth, a key driver to stock prices, also has slowed over the past few quarters. In addition, valuations are on the high side, especially with the S&P 500 dividend yield at just 2.4%.

Therefore, we are carrying a below-normal equity allocation. Common stocks have represented approximately 55% of the Series over the past several months. Our major concentrations remain in the energy and financial services sectors, where fundamentals and valuations appear sound. We are also finding some good values in the telephone industry, the electric utility industry and the defense/aerospace industry.

The bond portion has ranged close to 30% of the Series, while cash has been approximately 10%. Our duration remains around six years, and corporate bonds make up the majority of the Series. However, we have recently been adding more Treasury securities.

PROFILE

David Calabro heads a team of portfolio managers for the MFS Total Return Series. He is Vice President - Investments and manages the equity portion of the Series along with Judith N. Lamb, Vice President - Investments, Lisa B. Nurme, Vice President - Investments and Maura Shaughnessy, Vice President - Investments. Geoffrey L. Kurinsky, Senior Vice President - Investments, manages the fixed-income portion of the Series and has been with MFS since 1987. Mr. Calabro has been with MFS since 1992. Ms. Lamb has been with MFS since 1992. Ms. Nurme has been with MFS since 1987. Ms. Shaughnessy has been with MFS since 1991. This portfolio management team has managed the MFS Total Return Series since July 1995.

PERFORMANCE SUMMARY

The information below illustrates the historical performance of MFS Total Return Series shares in comparison to various market indicators. Series results do not reflect the deduction of any applicable surrender charge. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. You cannot invest in an index. All results reflect the reinvestment of all dividends and capital gains.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the Period from January 3, 1995* to December 31, 1995)

          MFS       Lipper
          Total     Balanced  Consumer
          Return    Funds     Price
Date      Series    Index     Indes
----      ------    --------  --------
01/03/95  10,000    10,000    10,000
01/31/95  10,500    10,100    10,040
02/95     10,400    10,400    10,080
03/95     10,600    10,600    10,100
04/95     10,800    10,800    10,140
05/95     11,200    11,100    10,160
06/95     11,300    11,300    10,180
07/95     11,400    11,600    10,180
08/95     11,600    11,700    10,210
09/95     11,960    11,950    10,230
10/95     11,900    11,920    10,260
11/95     12,500    12,300    10,260
12/31/95  12,734    12,461    10,254


AGGREGATE TOTAL RETURNS                                              1/03/95* -
                                                                     12/31/95
===============================================================================
MFS Total Return Series                                              +27.34%
-------------------------------------------------------------------------------
Lipper Balanced Fund Index#\1/                                       +24.61%
-------------------------------------------------------------------------------
Consumer Price Index{S}\1/                                           + 2.54%
-------------------------------------------------------------------------------

All results are historical and, therefore, are not an indication of future results. The investment return and principal value of an investment in the product will vary with changes in market conditions, and shares, when redeemed, may be worth more or less than their original cost. All Series results reflect the applicable expense subsidy which is explained in the Notes to Financial Statements. Had the subsidy not been in effect, the results would have been less favorable. All Series results do not reflect expenses that would be imposed by insurance company separate accounts.

  *Commencement of investment operations.
  #Lipper indices are equally weighted composites of the largest qualifying mutual funds within their respective investment objective; adjusted for reinvestment of distributions.
{S}The Consumer Price Index is a popular measure of change in prices. \1/Source: Lipper Analytical Services, Inc.

PORTFOLIO OF INVESTMENTS - December 31, 1995

Non-Convertible Bonds - 28.5%
-----------------------------------------------------------------------------------------------------
                                                                      Principal Amount
Issuer                                                                   (000 Omitted)          Value
-----------------------------------------------------------------------------------------------------
U.S. Treasury Obligations - 28.5%
      U.S. Treasury Notes, 7.125s, 1999                                      $     300   $    318,093
      U.S. Treasury Notes, 6.125s, 2000                                            300        309,000
      U.S. Treasury Bonds, 6.875s, 2025                                            150        169,171
-----------------------------------------------------------------------------------------------------
Total Non-Convertible Bonds (Identified Cost, $758,409)                                  $    796,264
-----------------------------------------------------------------------------------------------------

Convertible Bonds - 1.9%
-----------------------------------------------------------------------------------------------------
      ADT Operations, Inc., 0s, 2010 (Electronics)                           $      40   $     18,800
      Time Warner, Inc., 8.75s, 2015 (Entertainment)                                11         11,385
      Valhi, Inc., 0s, 2007 (Chemicals)                                             63         23,546
-----------------------------------------------------------------------------------------------------
Total Convertible Bonds (Identified Cost, $48,214)                                       $     53,731
-----------------------------------------------------------------------------------------------------

Common Stocks - 54.6%
-----------------------------------------------------------------------------------------------------
                                                                                Shares
-----------------------------------------------------------------------------------------------------
U.S. Stocks - 51.8%
    Aerospace - 1.9%
      Allied Signal, Inc.                                                          400   $     19,000
      Raytheon Co.                                                                 300         14,175
      United Technologies Corp.                                                    200         18,975
                                                                                         ------------
                                                                                         $     52,150
-----------------------------------------------------------------------------------------------------
    Automotive - 1.4%
      Dana Corp.                                                                   200   $      5,850
      Ford Motor Co.                                                               200          5,800
      General Motors Corp.                                                         500         26,438
                                                                                         ------------
                                                                                         $     38,088
-----------------------------------------------------------------------------------------------------
    Banks and Credit Companies - 6.0%
      Bank of New York, Inc.                                                       600   $     29,250
      BankAmerica Corp.                                                            400         25,900
      Chase Manhattan Corp.                                                        400         24,250
      Comerica, Inc.                                                               400         16,050
      Fleet Financial Group, Inc.                                                  200          8,150
      National City Corp.                                                          800         26,500
      NationsBank Corp.                                                            300         20,888
      Northern Trust Co.                                                           300         16,800
                                                                                         ------------
                                                                                         $    167,788
-----------------------------------------------------------------------------------------------------
   Business Machines - 0.5%
      Xerox Corp.                                                                  100   $     13,700
-----------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS - continued

Common Stocks - continued
-----------------------------------------------------------------------------------------------------
Issuer                                                                          Shares          Value
-----------------------------------------------------------------------------------------------------
U.S. Stocks - continued
   Chemicals - 1.3%
      Dow Chemical Co.                                                             200   $     14,075
      du Pont (E. I.) de Nemours & Co.                                             300         20,963
                                                                                         ------------
                                                                                         $     35,038
-----------------------------------------------------------------------------------------------------
   Conglomerates - 0.5%
      Eastern Enterprises                                                          400   $     14,100
-----------------------------------------------------------------------------------------------------
   Consumer Goods and Services - 2.5%
      Colgate-Palmolive Co.                                                        300   $     21,075
      Philip Morris Cos., Inc.                                                     500         45,250
      Rubbermaid, Inc.                                                             100          2,550
                                                                                         ------------
                                                                                         $     68,875
-----------------------------------------------------------------------------------------------------
   Defense Electronics - 0.9%
      Loral Corp.                                                                  700   $     24,762
-----------------------------------------------------------------------------------------------------
   Electrical Equipment - 2.1%
      General Electric Co.                                                         400   $     28,800
      Honeywell, Inc.                                                              600         29,175
                                                                                         ------------
                                                                                         $     57,975
-----------------------------------------------------------------------------------------------------
   Financial Institutions - 0.9%
      Federal Home Loan Mortgage Corp.                                             300   $     25,050
-----------------------------------------------------------------------------------------------------
   Food and Beverage Products - 1.7%
      Anheuser-Busch Cos., Inc.                                                    100   $      6,687
      General Mills, Inc.                                                          300         17,325
      Kellogg Co.                                                                  100          7,725
      McCormick & Co., Inc.                                                        200          4,825
      PepsiCo, Inc.                                                                200         11,175
                                                                                         ------------
                                                                                         $     47,737
-----------------------------------------------------------------------------------------------------
   Forest and Paper Products - 0.5%
      Weyerhaeuser Co.                                                             300   $     12,975
-----------------------------------------------------------------------------------------------------
   Insurance - 3.4%
      Aetna Life & Casualty Co.                                                    200   $     13,850
      CIGNA Corp.                                                                  100         10,325
      GCR Holdings Ltd.*                                                           100          2,250
      Prudential Reinsurance Holdings, Inc.                                        500         11,687
      St. Paul Cos., Inc.                                                          300         16,687
      Torchmark Corp.                                                              500         22,625
      Transport Holdings, Inc., "A"*                                                 1             41
      Travelers, Inc.                                                              300         18,863
                                                                                         ------------
                                                                                         $     96,328
-----------------------------------------------------------------------------------------------------
   Machinery - 1.9%
      Deere & Co., Inc.                                                            600   $     21,150
      Ingersoll Rand Co.                                                           500         17,562
      York International Corp.                                                     300         14,100
                                                                                         ------------
                                                                                         $     52,812
-----------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS - continued

Common Stocks - continued
-----------------------------------------------------------------------------------------------------
Issuer                                                                          Shares          Value
-----------------------------------------------------------------------------------------------------
U.S. Stocks -  continued
   Medical and Health Products - 1.9%
      American Home Products Corp.                                                 300   $     29,100
      Baxter International, Inc.                                                   600         25,125
                                                                                         ------------
                                                                                         $     54,225
-----------------------------------------------------------------------------------------------------
   Metals and Minerals - 0.2%
      Phelps Dodge Corp.                                                           100   $      6,225
-----------------------------------------------------------------------------------------------------
   Oil Services - 0.7%
      Schlumberger Ltd.                                                            300   $     20,775
-----------------------------------------------------------------------------------------------------
   Oils - 5.6%
      Amoco Corp.                                                                  500   $     35,937
      Exxon Corp.                                                                  400         32,050
      Mobil Corp.                                                                  300         33,600
      Occidental Petroleum Corp.                                                   700         14,963
      USX- Marathon Group                                                        1,200         23,400
      Ultramar Corp.                                                               500         12,875
      Union Pacific Resources Group, Inc.                                          100          2,538
                                                                                         ------------
                                                                                         $    155,363
-----------------------------------------------------------------------------------------------------
   Photographic Products - 1.4%
      Eastman Kodak Co.                                                            600   $     40,200
-----------------------------------------------------------------------------------------------------
   Pollution Control - 0.4%
      WMX Technologies, Inc.                                                       400   $     11,950
-----------------------------------------------------------------------------------------------------
   Printing and Publishing - 0.5%
      Dun Bradstreet Corp.                                                         200   $     12,950
-----------------------------------------------------------------------------------------------------
   Railroads - 0.6%
      CSX Corp.                                                                    400   $     18,250
-----------------------------------------------------------------------------------------------------
   Real Estate Investment Trusts - 0.8%
      Hospitality Properties Trust                                                 800   $     21,400
-----------------------------------------------------------------------------------------------------
   Special Products and Services - 0.8%
      Minnesota Mining & Manufacturing Co.                                         100   $      6,625
      Stanley Works                                                                300         15,450
                                                                                         ------------
                                                                                         $     22,075
-----------------------------------------------------------------------------------------------------
   Stores - 1.1%
      May Department Stores Co.                                                    300   $     12,675
      Sears, Roebuck & Co.                                                         500         19,500
                                                                                         ------------
                                                                                         $     32,175
-----------------------------------------------------------------------------------------------------
   Utilities - Electric - 2.7%
      FPL Group, Inc.                                                              500   $     23,187
      PECO Energy Co.                                                              600         18,075
      Portland Gen Corp.                                                           700         20,388
      Unicom Corp.                                                                 400         13,100
                                                                                         ------------
                                                                                         $     74,750
-----------------------------------------------------------------------------------------------------
   Utilities - Gas - 4.2%
      Coastal Corp.                                                                600   $     22,350
      Enron Corp.                                                                  500         19,062
      Pacific Enterprises                                                        1,000         28,250
      Sonat, Inc.                                                                  500         17,813
      Williams Cos., Inc.                                                          700         30,713
                                                                                         ------------
                                                                                         $    118,188
-----------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS - continued

Common Stocks - continued
-----------------------------------------------------------------------------------------------------
Issuer                                                                          Shares          Value
-----------------------------------------------------------------------------------------------------
U.S. Stocks -  continued
   Utilities - Telephone - 5.4%
      AT&T Corp.                                                                   600   $     38,850
      Ameritech Corp.                                                              300         17,700
      Frontier Corp.                                                               700         21,000
      GTE Corp.                                                                    600         26,400
      MCI Communications Corp.                                                     800         20,900
      NYNEX Corp.                                                                  500         27,000
                                                                                         ------------
                                                                                         $    151,850
-----------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                        $  1,447,754
-----------------------------------------------------------------------------------------------------
Foreign Stocks - 2.8%
   Canada - 0.3%
      Canadian National Railway Co. (Railroads)*                                   500   $      7,500
-----------------------------------------------------------------------------------------------------
   Netherlands - 1.0%
      Royal Dutch Petroleum Co. (Oils)                                             200   $     28,225
-----------------------------------------------------------------------------------------------------
   United Kingdom - 1.5%
      British Petroleum PLC, ADR (Oils)                                            200   $     20,425
      National Power PLC, ADR (Utilities - Electric)                               100            240
      SmithKline Beecham PLC, ADR (Medical and Health Products)                    400         22,200
                                                                                         ------------
                                                                                         $     42,865
-----------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                     $     78,590
-----------------------------------------------------------------------------------------------------
Total Common Stocks (Identified Cost, $1,322,548)                                        $  1,526,344
-----------------------------------------------------------------------------------------------------

Convertible Preferred Stocks - 2.0%
=====================================================================================================
      Allstate Corp., 2.281% (Insurance)                                           400   $     16,400
      Browning-Ferris Industries, 7.25% (Precious Metals and Minerals)*            400         12,550
      Enron Corp. (Utilities - Gas)                                                500         12,000
      SCI Finance LLC, "A", $3.125 (Medical and Health
       Technology and Services)                                                    200         14,800
-----------------------------------------------------------------------------------------------------
Total Convertible Preferred Stocks (Identified Cost, $52,174)                            $     55,750
-----------------------------------------------------------------------------------------------------

Short-Term Obligation - 10.7%
-----------------------------------------------------------------------------------------------------
                                                                      Principal Amount
                                                                         (000 Omitted)
-----------------------------------------------------------------------------------------------------
   Federal Home Loan Mortgage Corp., due 1/02/96,
      at Amortized Cost                                                      $     300   $    299,817
-----------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $2,481,162)                                          $  2,731,906
Other Assets, Less Liabilities - 2.3%                                                          65,164
=====================================================================================================
Net Assets - 100.0%                                                                      $  2,797,070
-----------------------------------------------------------------------------------------------------

*Non-income producing security.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
======================================================================================================
December 31, 1995
------------------------------------------------------------------------------------------------------
Assets:
   Investments, at value (identified cost, $2,481,162)                                  $    2,731,906
   Cash                                                                                         66,044
   Interest and dividends receivable                                                            19,892
   Receivable from investment adviser                                                            7,620
   Deferred organization expenses                                                                7,377
                                                                                        --------------
         Total assets                                                                   $    2,832,839
                                                                                        --------------
Liabilities:
   Payable for investments purchased                                                    $       21,446
   Payable to affiliates for management fee                                                        171
   Accrued expenses and other liabilities                                                       14,152
                                                                                        --------------
         Total liabilities                                                              $       35,769
                                                                                        --------------
Net assets                                                                              $    2,797,070
                                                                                        --------------
Net assets consist of:
   Paid-in capital                                                                      $    2,545,202
   Unrealized appreciation on investments                                                      250,744
   Accumulated undistributed net realized loss on investments and foreign
     currency transactions                                                                         (14)
   Accumulated undistributed net investment income                                               1,138
                                                                                        --------------
         Total                                                                          $    2,797,070
                                                                                        ==============
Shares of beneficial interest outstanding                                                      228,254
                                                                                        ==============
Net asset value, offering price and redemption price per share
   (net assets of $2,797,070 / 228,254 shares of beneficial interest outstanding)           $12.25
                                                                                        ==============

See notes to financial statements

Statement of Operations
=====================================================================================================
Period Ended December 31, 1995*
-----------------------------------------------------------------------------------------------------
Net investment income:
   Income -
      Interest                                                                          $      42,436
      Dividends                                                                                27,350
      Foreign taxes withheld                                                                      (62)
                                                                                        -------------
            Total investment income                                                     $      69,724
                                                                                        -------------
   Expenses -
      Management fee                                                                    $      10,826
      Trustees' compensation                                                                    1,725
      Shareholder servicing agent fee                                                             497
      Auditing fees                                                                            14,843
      Printing                                                                                  7,038
      Amortization of organization expenses                                                     1,811
      Custodian fee                                                                             1,154
      Legal fees                                                                                  682
      Miscellaneous                                                                             1,364
                                                                                        -------------
            Total expenses                                                              $      39,940
      Reduction of expenses by investment adviser                                             (25,092)
      Fees paid indirectly                                                                       (414)
                                                                                        -------------
            Net expenses                                                                $      14,434
                                                                                        -------------
               Net investment income                                                    $      55,290
                                                                                        -------------
Realized and unrealized gain (loss) on investments:
      Realized gain (loss) (identified cost basis) -
         Investment transactions                                                        $      50,820
         Foreign currency transactions                                                            (14)
                                                                                        -------------
               Net realized gain on investments and foreign currency transactions       $      50,806
                                                                                        -------------
      Change in unrealized appreciation -
         Investments                                                                    $     250,744
                                                                                        -------------
               Net realized and unrealized gain on investments and foreign currency     $     301,550
                                                                                        -------------
                     Increase in net assets from operations                             $     356,840
                                                                                        =============


*For the period from the commencement of investment operations, January 3, 1995 to December 31, 1995.

See notes to financial statements

Statement of Changes in Net Assets
======================================================================================================
Period Ended December 31, 1995*
------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
   Net investment income                                                                $       55,290
   Net realized gain on investments and foreign currency transactions                           50,806
   Net unrealized gain on investments and foreign currency translation                         250,744
                                                                                        --------------
      Increase in net assets from operations                                            $      356,840
                                                                                        --------------
   Distributions declared to shareholders -
      From net investment income                                                        $      (54,152)
      From net realized gain on investments and foreign currency transactions                  (50,806)
      In excess of net realized gain on investments and foreign currency transactions              (14)
                                                                                        --------------
         Total distributions declared to shareholders                                   $     (104,972)
                                                                                        --------------
   Series share (principal) transactions -
      Net proceeds from sale of shares                                                  $    3,794,238
      Net asset value of shares issued to shareholders
         in reinvestment of distributions                                                      104,970
      Cost of shares reacquired                                                             (1,362,606)
                                                                                        --------------
         Increase in net assets from Series share transactions                          $    2,536,602
                                                                                        --------------
            Total increase in net assets                                                $    2,788,470
Net assets:
      At beginning of period                                                                     8,600
                                                                                        --------------
      At end of period (including accumulated undistributed net
         investment income of $1,138)                                                   $    2,797,070
                                                                                        ==============

*For the period from the commencement of investment operations, January 3, 1995 to December 31, 1995.

See notes to financial statements

Financial Highlights
=================================================================================================
Period Ended December 31, 1995*
-------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                                $      10.00
                                                                                     ------------
Income from investment operations# -
   Net investment income{S}                                                          $       0.41
   Net realized and unrealized gain on investments and foreign
      currency transactions                                                                  2.32
                                                                                     ------------
      Total from investment operations                                               $       2.73
                                                                                     ------------
Less distributions declared to shareholders -
   From net investment income                                                        $      (0.25)
   From net realized gain on investments and foreign currency transactions                  (0.23)
                                                                                     ------------
      Total distributions declared to shareholders                                   $      (0.48)
                                                                                     ------------
Net asset value - end of period                                                      $      12.25
                                                                                     ============
Total return 27.34%++
Ratios (to average net assets)/Supplemental data{S}:
   Expenses                                                                                 1.00%+
   Net investment income                                                                    3.83%+
Portfolio turnover                                                                            16%
Net assets at end of period (000 omitted)                                            $      2,797

  *For the period from the commencement of investment operations, January 3,
   1995 to December 31, 1995.
  +Annualized.
 ++Not annualized.
  #Per share data is based on average shares outstanding.
{S}The adviser voluntarily agreed to maintain the expenses of the Series at not more than 1.00% of average daily net assets. To the extent actual expenses were over these limitations, the net investment income per share and the ratios would have been:

      Net investment income                                                          $       0.22
      Ratios (to average net assets):
         Expenses                                                                           2.77%+
         Net investment income                                                              2.09%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Total Return Series (the Series) is a diversified series of MFS Variable Insurance Trust (the Trust) which is comprised of the following twelve series:
MFS Bond Series, MFS Emerging Growth Series, MFS Growth Series, MFS Growth with Income Series, MFS High Income Series, MFS Limited Maturity Series, MFS Money Market Series, MFS Research Series, MFS Strategic Fixed Income Series, MFS Total Return Series, MFS Utilities Series and MFS World Governments Series. The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The shareholders of each Series of the Trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. The Series was seeded on or about February 1, 1994, but remained inactive until the current period. The commencement of investment operations took place on January 3, 1995. As of December 31, 1995 there were nine shareholders in the Series.

(2) Significant Accounting Policies
Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Repurchase Agreements - The Series may enter into repurchase agreements with institutions that the Series' investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Series requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Series to obtain those securities in the event of a default under the repurchase agreement. The Series monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the Series under each such repurchase agreement.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Series in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of investment operations of the Series.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the ex-dividend date for dividends received in cash.

Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Series' custodian bank calculates its fee based on the Series' average daily net assets. This fee is reduced according to an expense offset arrangement with State Street Bank and Trust Company, the Trust's dividend disbursing agent, which provides for partial reimbursement of custody fees based on a formula developed to measure the value of cash deposited by the Series with the custodian and with the dividend disbursing agent. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Series files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Series' tax return. Distributions to shareholders are recorded on the ex-dividend date.

The Series distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains.

(3) Transactions with Affiliates
Investment Adviser - The Series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an effective annual rate of 0.75% of its average daily net assets. Under a temporary expense reimbursement agreement with MFS, MFS has voluntarily agreed to limit the operating expenses of the Series at levels which increase over time. Currently MFS has agreed to limit the Series' expenses at an effective annual rate of 1.00% of its average daily net assets. MFS will pay all Series' expenses in excess of the current limit subject to reimbursement by the Series at a later date. To the extent that actual Series' expenses do not reach the limit, the Series will reimburse MFS for prior expenses paid by MFS on behalf of the Series such that the Series' expense ratio does not exceed 1.00% of its average daily net assets. At December 31, 1995, the aggregate unreimbursed expenses owed to MFS by the Series amounted to $25,092.

The Series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Series, all of whom receive remuneration for their services to the Series from MFS. Certain of the officers and Trustees of the Series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets at an effective annual rate of up to 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                                              Purchases            Sales
========================================================================================================
      U.S. government securities                                          $     805,805   $       51,141
                                                                          =============   ==============
      Investments (non-U.S. government securities)                        $   1,575,182   $      190,428
                                                                          =============   ==============

The cost and unrealized appreciation or depreciation in value of the investments owned by the Series, as computed on a federal income tax basis, are as follows:

      Aggregate cost                                                                      $   2,481,162
                                                                                          =============
      Gross unrealized appreciation                                                       $     256,095
      Gross unrealized depreciation                                                              (5,351)
                                                                                          -------------
            Net unrealized appreciation                                                   $     250,744
                                                                                          =============

(5) Shares of Beneficial Interest
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Series shares were as follows:


Period Ended December 31, 1995*                                                 Shares              Amount
==========================================================================================================
Shares sold                                                                    333,436      $    3,794,238
Shares issued to shareholders in reinvestment of distributions                   8,611             104,970
Shares reacquired                                                             (114,653)         (1,362,606)
                                                                              --------      --------------
    Net increase                                                               227,394      $    2,536,602
                                                                              ========      ==============

*For the period from commencement of investment operations, January 3, 1995 to December 31, 1995.

(6) Line of Credit
The Series entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Series shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Variable Insurance Trust and Shareholders of MFS Total Return Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Total Return Series (the Series) (one of the series constituting MFS Variable Insurance Trust) as of December 31, 1995, the related statements of operations and changes in net assets and financial highlights for the period from January 3, 1995 (the commencement of investment operations) to December 31, 1995. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 1995 by correspondence with the custodian; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Total Return Series at December 31, 1995, the results of its operations, the changes in its net assets and its financial highlights for the stated period in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP


Boston, Massachusetts
February 2, 1996



     --------------------------------------------------------------

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

                                                                   VTR-2-2/96/2M